SUPPLEMENT TO THE INVESTOR CLASS SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION
OF
WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS
WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
WELLS FARGO ADVANTAGE INCOME FUNDS
WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUNDS
WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
WELLS FARGO ADVANTAGE MONEY MARKET FUNDS
WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
WELLS FARGO ADVANTAGE SMALL TO MID CAP STOCK FUNDS
WELLS FARGO ADVANTAGE SPECIALTY FUNDS
(Each, a “Fund” and together, the “Funds”)

At a meeting held on May 19-20, 2015, the Board of Trustees of the Funds approved the conversion of each Fund’s Investor Class shares into Class A shares.  Accordingly, effective on or about the close of business on October 23, 2015 (the “Conversion Date”), all Investor Class shares of each Fund will automatically convert to Class A shares of the same Fund. The automatic conversion of each Fund’s Investor Class shares into Class A shares on the Conversion Date is not expected to be a taxable event for federal income tax purposes, and should not result in the recognition of gain or loss by such converting shareholders.

Investor Class shareholders whose shares are converted to Class A shares will be able to buy Class A shares at NAV, provided such shareholders hold their shares directly with the Funds at the time of conversion, or hold their shares in a qualifying self-directed brokerage account program, or move their shares from an intermediary account to either a direct-to-fund account within 90 days of the Conversion Date or a qualifying self-directed brokerage account program.

May 22, 2015                                                                                                  TDIV055/P606SP
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